UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008
INTERWOVEN, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-27389	77-0523543

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 East Tasman Drive, San Jose, CA	95134

(Address of principal executive offices)	(Zip Code)
(408) 774-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 31, 2008, Interwoven, Inc. issued a press release announcing its consolidated financial results for the three months and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.
     The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description

99.1	Press release, dated January 31, 2008.

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.

Date: January 31, 2008	By:	/s/	John E. Calonico, Jr.

John E. Calonico, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press release, dated January 31, 2008.

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.